EXHIBIT 99.1
                                  ------------

                 Computational Materials and/or ABS Term Sheet.

CWHL0512_SUB, Class M:Price/Yield

Deal Information
----------------
Deal Type:      Whole Loan          Gross WAC:       5.8748       Orig Deal Bal:   $955,000,000.00      WA Rem Term:   358
Cur Deal Bal:   $955,000,000.00     WA Amort Term:   358          Orig Collat Bal: $955,000,000.00      Pricing Speed: 300 PSA
Cur Collat Bal: $955,000,000.00     No update found               Settle:          03/31/2005           Deal Closed:   03/30/2005
Next Pay:       04/25/2005          First Pay:       04/25/2005

Tranche Information
-------------------
Tranche               M                Coupon                  5.3691            Type                      JUN_WAC
Cur Balance           20,055,000.00    Factor                  1.0000            Delay                     24
Accum Writedown       0.00             Orig Support (%)        1.50              Cur Support (%)           1.50
Int Rate Used         FORMULA          Floater Floor           0.0000            Floater Cap               999.000000
Contrib WAC           5.8748           Business Day            None              Daycount                  30/360
Orig Support ($)      14,325,000.00    Cur Basis               955,000,000.00    Orig Basis                955,000,000.00
Orig Subordinate      14,325,000.00    Cur Guaranty            0.00              Orig Guaranty             0.00
Orig Letter           0.00             Cur Reserve             0.00              Orig Reserve              0.00
Orig Excess Interest  0.00             Cur OC                  0.00              Orig OC                   0.00
Orig Fully Insured    No               Cur Writedown by Rules  No                Orig Writedown by Rules   No


Orig Balance           20,055,000.00
Accrual Date           03/01/2005
Accum Int Shortfall    0.00
Freq                   Monthly
Cur Support ($)        14,325,000.00
Cur Subordinate        14,325,000.00
Cur Letter             0.00
Cur Excess Interest    0.00
Cur Fully Insured      No



----------------------------------------------------
Given: Price                          300 PSA
----------------------------------------------------
97-13+                Yield              5.7326
----------------------------------------------------
97-14+                Yield              5.7282
----------------------------------------------------
97-15+                Yield              5.7239
----------------------------------------------------
97-16+                Yield              5.7195
----------------------------------------------------
97-17+                Yield              5.7152
----------------------------------------------------
97-18+                Yield              5.7108
----------------------------------------------------
97-19+                Yield              5.7065
----------------------------------------------------
97-20+                Yield              5.7021
----------------------------------------------------
97-21+                Yield              5.6978
----------------------------------------------------
97-22+                Yield              5.6935
----------------------------------------------------
97-23+                Yield              5.6891
----------------------------------------------------
97-24+                Yield              5.6848
----------------------------------------------------
97-25+                Yield              5.6805
----------------------------------------------------
97-26+                Yield              5.6761
----------------------------------------------------
97-27+                Yield              5.6718
----------------------------------------------------
97-28+                Yield              5.6675
----------------------------------------------------
97-29+                Yield              5.6631
----------------------------------------------------
97-30+                Yield              5.6588
----------------------------------------------------
97-31+                Yield              5.6545
----------------------------------------------------
98-00+                Yield              5.6502
----------------------------------------------------
98-01+                Yield              5.6459
----------------------------------------------------
                      WAL                10.28
----------------------------------------------------

CWHL0512_SUB, Class M:Price/Yield

Deal Information
----------------
Deal Type:       Whole Loan         Gross WAC:      5.8748        Orig Deal Bal:   $955,000,000.00    WA Rem Term:   358
Cur Deal Bal:    $955,000,000.00    WA Amort Term:  358           Orig Collat Bal: $955,000,000.00    Pricing Speed: 300 PSA
Cur Collat Bal:  $955,000,000.00    No update found               Settle:          03/31/2005         Deal Closed:   03/30/2005
Next Pay:        04/25/2005         First Pay:      04/25/2005


Tranche Information
-------------------
Tranche               M                Coupon                  5.3691            Type                     JUN_WAC
Cur Balance           20,055,000.00    Factor                  1.0000            Delay                    24
Accum Writedown       0.00             Orig Support (%)        1.50              Cur Support (%)          1.50
Int Rate Used         FORMULA          Floater Floor           0.0000            Floater Cap              999.000000
Contrib WAC           5.8748           Business Day            None              Daycount                 30/360
Orig Support ($)      14,325,000.00    Cur Basis               955,000,000.00    Orig Basis               955,000,000.00
Orig Subordinate      14,325,000.00    Cur Guaranty            0.00              Orig Guaranty            0.00
Orig Letter           0.00             Cur Reserve             0.00              Orig Reserve             0.00
Orig Excess Interest  0.00             Cur OC                  0.00              Orig OC                  0.00
Orig Fully Insured    No               Cur Writedown by Rules  No                Orig Writedown by Rules  No


Orig Balance          20,055,000.00
Accrual Date          03/01/2005
Accum Int Shortfall   0.00
Freq                  Monthly
Cur Support ($)       14,325,000.00
Cur Subordinate       14,325,000.00
Cur Letter            0.00
Cur Excess Interest   0.00
Cur Fully Insured     No


------------------------------------------------------------------------
Given: Price                                            300 PSA
------------------------------------------------------------------------
              Principal Window                       Apr05 to Jan35
------------------------------------------------------------------------
              Principal Writedown                      0.00 (0.00%)
------------------------------------------------------------------------
              Maturity #mos                                    358
------------------------------------------------------------------------
              Total Collat Loss(Entitled)              0.00 (0.00%)
------------------------------------------------------------------------
              Total Collat Loss by Group(Entitled)     0.00 (0.00%)
------------------------------------------------------------------------
              Prepay Rate                                   300 PSA
------------------------------------------------------------------------

-------------------------------------------------------------------------------

Yield Curve   Mat   1MO     3MO     6MO     2YR     3YR     5YR    10YR    30YR
              Yld 2.514   2.754   2.983   3.592   3.760   4.010   4.519   4.718

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